Form N-SAR
Item 77 Q1
Exhibits
The RBB Fund, Inc.


(e)
1.	Investment Advisory Agreement between The RBB Fund,
Inc. and Simple Alternatives, LLC with respect to the S1 Fund is incorporated herein by reference as exhibit (d)(29) to The RBB Fund, Inc.'s Post-
Effective Amendment No. 138 as filed electronically with the SEC on October 29, 2010. (Accession No.
0001104659-10-064495).

2.	Form of Investment Sub-Advisory Agreement between
Simple Alternatives, LLC and Argonaut Management,
L.P. with respect to the S1 Fund is incorporated herein by reference as exhibit (d)(31) to The RBB
Fund, Inc.'s Post-Effective Amendment No. 138 as filed electronically with the SEC on October 29, 2010. (Accession No. 0001104659-10-064495).

3.	Investment Sub-Advisory Agreement between Simple
Alternatives, LLC and Blue Lion Capital Management,
LLC with respect to the S1 Fund is incorporated herein by reference as exhibit (d)(32) to The RBB
Fund, Inc.'s Post-Effective Amendment No. 138 as filed electronically with the SEC on October 29, 2010. (Accession No. 0001104659-10-064495).

4.	Investment Sub-Advisory Agreement between Simple
Alternatives, LLC and Courage Capital Management,
LLC with respect to the S1 Fund is incorporated herein by reference as exhibit (d)(33) to The RBB
Fund, Inc.'s Post-Effective Amendment No. 138 as filed electronically with the SEC on October 29, 2010. (Accession No. 0001104659-10-064495).

5.	Investment Sub-Advisory Agreement between Simple
Alternatives, LLC and Cramer Rosenthal McGlynn LLC is filed herewith with respect to the S1 Fund is incorporated herein by reference as exhibit (d)(34) to The RBB Fund, Inc.'s Post-Effective Amendment
No. 138 as filed electronically with the SEC on October 29, 2010. (Accession No. 0001104659-10-
064495).

6.	Investment Sub-Advisory Agreement between Simple
Alternatives, LLC and Lauren Templeton Capital
Management, LLC is filed herewith with respect to the S1 Fund is incorporated herein by reference as exhibit (d)(35) to The RBB Fund, Inc.'s Post-
Effective Amendment No. 138 as filed electronically with the SEC on October 29, 2010. (Accession No.
0001104659-10-064495).

7.	Investment Sub-Advisory Agreement between Simple
Alternatives, LLC and Sandler Capital Management LLC is filed herewith with respect to the S1 Fund is incorporated herein by reference as exhibit (d)(36) to The RBB Fund, Inc.'s Post-Effective Amendment
No. 138 as filed electronically with the SEC on October 29, 2010. (Accession No. 0001104659-10-
064495).

8.	Investment Sub-Advisory Agreement between Simple
Alternatives, LLC and Starwood Real Estate
Securities, LLC with respect to the S1 Fund is incorporated herein by reference as exhibit (d)(37) to The RBB Fund, Inc.'s Post-Effective Amendment
No. 138 as filed electronically with the SEC on October 29, 2010. (Accession No. 0001104659-10-
064495).

9.	Investment Advisory Agreement between The RBB Fund,
Inc. and Robeco Investment Management Inc. with respect to the Robeco Boston Partners Long/Short
Research Fund is incorporated herein by reference as exhibit (d)(38) to The RBB Fund, Inc.'s Post-
Effective Amendment No. 138 as filed electronically with the SEC on October 29, 2010. (Accession No.
0001104659-10-064495).

10.	Investment Sub-Advisory Agreement between Simple
Alternatives, LLC and Trellus Management Co., LLC with respect to the S1 Fund is incorporated herein by reference as exhibit (d)(39) to The RBB Fund, Inc.'s Post-Effective Amendment No. 138 as filed electronically with the SEC on October 29, 2010.
(Accession No. 0001104659-10-064495).

(f).	Letter from Deloitte & Touche LLP as independent
registered public accounting firm to the BlackRock
Money Market Portfolio and Hilliard Lyons Senbanc
Fund furnished pursuant to sub-item 77K is filed herewith.